SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 25, 2007 (May 21, 2007)

Date of report (Date of earliest event reported)

INERGY HOLDINGS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-51304	43-1792470
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2007, Inergy Holdings, L.P., a Delaware limited partnership (the “Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. (the “Underwriter”). The Underwriting Agreement provides for the issuance and sale by the Partnership, and the purchase by the Underwriter, of up to 1,500,000 common units representing limited partner interests in the Partnership (the “Units”) at a price of $50.54 in an underwritten public offering (the “Offering”). The Partnership plans to use the proceeds of the Offering to redeem from certain of its original investors, including certain members of its management, 1,500,000 common units pursuant to a Common Unit Purchase Agreement (the “Common Unit Purchase Agreement”), attached as Exhibit 10.1 hereto. The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-136200). A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 21, 2007, the Partnership announced that it had priced its offering of 1,100,000 common units. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 21, 2007, the Partnership announced that the size of the offering had been increased to 1,500,000 common units. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

1.1	Underwriting Agreement, dated as of May 21, 2007, by and between the Partnership and Citigroup Global Markets Inc.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

10.1	Common Unit Purchase Agreement, dated as of May 21, 2007, by and among the Partnership and the holders listed on Exhibit A thereto

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibits 5.1 and 8.1)

99.1	Inergy Holdings, L.P. Press Release, dated May 21, 2007.

99.2	Inergy Holdings, L.P. Press Release, dated May 21, 2007.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY HOLDINGS, L.P.

	By:	INERGY HOLDINGS GP, LLC,
Its General Partner

Date: May 25, 2007		/s/ Laura L. Ozenberger
Laura L. Ozenberger
Vice President - General Counsel and Secretary

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Exhibit Index

1.1	Underwriting Agreement, dated as of May 21, 2007, by and between the Partnership and Citigroup Global Markets Inc.

5.1	Opinion of Vinson & Elkins L.L.P. as to the legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

10.1	Common Unit Purchase Agreement, dated as of May 21, 2007, by and among the Partnership and the holders listed on Exhibit A thereto

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibits 5.1 and 8.1)

99.1	Inergy Holdings, L.P. Press Release, dated May 21, 2007.

99.2	Inergy Holdings, L.P. Press Release, dated May 21, 2007.

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